Exhibit 99.1

June 12-14, 2012
NAREIT Investor Forum
ESSEX PROPERTY TRUST, INC.

Table of Contents
        Pages
Section I.  Overview: Top Performing REIT   3-5
Section II. Investment Strategy: West Coast Focus        6-13
Section III. Market Update: Focus on Three Major Markets  14-19
Section IV. Core Competencies: How Essex Creates Value  20-26
Section V. Financial Information          27-29

About Essex Property Trust
Multifamily REIT
 ▪ Supply-constrained coastal markets of California
 and Washington
 ▪ 158 properties containing +32,600 units
 ▪ $7.7 billion in total market capitalization(1)
Strategy
 ▪ Drive rent growth on high occupancy
 ▪ Add value through redevelopment
 ▪ Acquire and develop West Coast properties with
 above-average growth characteristics
 ▪ Maintain strong balance sheet and financial
 flexibility
Management Team
 ▪ Top executives share an average tenure of over 20
 years
Overview
Southern CA
46% of NOI
Northern CA
35% of NOI
Seattle
19% of NOI
(1) As of 5/31/12.

Overview

Essex Strong Historical Performance

- 19% compound annual total return since IPO
- 27 % total return in 2011 - sector leading
- 8% year-to-date total return [1]

Total Return Since IPO (1)
$2,053
$886
$583
$404
$2,000
$1,600
$1,200
$800
$400
$0
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Essex
S&P 500
NAREIT All Equity
NAREIT APT REITs

(1) Source: NAREIT and SNL Financial. Represents the value of a $100 investment and reinvestment of all dividends. As of May 31, 2012.

- Essex has averaged 3.7% compound annual same-property NOI growth rate over the last 16 years

Average Annual Same Store NOI Growth (Cap-Ex Adjusted)
CAGR 1996-2011
3.7%
Avg. 2.1%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
ESS
BRE
EQR
HME
AVB
CPT
UDR
AIV
CLP
MAA
PPS
AEC

Source: Green Street Advisors

4

Same-Property NOI (Y-O-Y)
11.2%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1Q11
2Q11
3Q11
4Q11
1Q12
ESS
Peer Avg

2012 Estimated Same-Property NOI Growth
8.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
ESS
EQR
AVB
CPT
UDR
PPS
BRE
CLP
AIV
MAA
HME

ESSEX

Essex Leads NOI Growth in Q1 and Is Projected Leader in 2012
▪ ESS is projected to lead the peer group in NOI
 growth in 2012
Avg. 6.5%
Source: Midpoint of Company disclosures. Represents year-over-year growth.
Source: Company disclosures. Includes 11 multifamily REITs
▪ Rents and same-property NOI growth
 are accelerating
Overview

II. Investment Strategy
Strong West Coast Fundamentals
Anavia - Anaheim, CA

Why Focus on the West Coast
Robust Rent Growth
 ▪ Rents declined further and
 recovered later relative to other
 major U.S. metros
 ▪ ESS in top 5 projected rent growth
 markets over next five years
Strong Job Growth
 ▪ Better than average job growth,
 especially in high paying industries
Favorable Demographics
 ▪ Above-average population growth

West Coast Significance
 ▪ CA and WA have the 6th largest
 GDP in the world
Investment Strategy
Low Supply
▪New supply remains muted, below 1%
annual addition to residential stock
▪Difficulty to build in our coastal markets
due to lengthy entitlement process
Low Homeownership
▪High cost of for-sale housing limits
transitions from renters to home owners
▪Tight lending standards
+
Strong Demand
Limited Supply

Top Projected Rent Growth Markets

Ranked by 5 Year Growth

Rank	MSA	2012	2013	2014	2015	2016	5 Year Cumulative Growth
1	**San Francisco-San Mateo-Redwood City, CA**	**9.1%**	**6.1%**	**5.3%**	**4.4%**	**3.3%**	**31.4%**
2	**Oakland-Fremont-Hayward, CA**	**9.4%**	**6.9%**	**4.8%**	**3.7%**	**3.3%**	**31.4%**
3	**Los Angeles-Long Beach-Glendale, CA**	**7.0%**	**6.3%**	**5.4%**	**4.2%**	**4.4%**	**30.4%**
4	**Santa Ana-Anaheim-Irvine, CA**	**7.4%**	**6.2%**	**5.4%**	**4.5%**	**3.4%**	**30.0%**
5	**San Jose-Sunnyvale-Santa Clara, CA**	**9.0%**	**5.8%**	**4.6%**	**3.7%**	**3.2%**	**29.0%**
6	Denver-Aurora, CO	7.0%	5.9%	4.9%	3.9%	3.2%	27.6%
7	Phoenix-Mesa-Scottsdale, AZ	5.5%	6.3%	5.3%	4.1%	3.5%	27.4%
8	New York-Wayne-White Plains, NY-NJ	6.7%	5.8%	4.9%	3.9%	2.9%	26.6%
9	Riverside-San Bernardino-Ontario, CA	5.8%	6.2%	4.9%	3.7%	2.8%	25.5%
10	Nassau-Suffolk, NY	6.1%	6.4%	4.6%	3.1%	3.0%	25.4%

ESSEX

Research Driven Approach Identifies Top Markets
▪ Approximately 65% of Essex’s NOI is located in the top 5 projected rent growth markets
Investment Strategy
Source: Axiometrics

4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Salt Lake City
San Jose
Houston
San Francisco
Austin
Seattle
Phoenix
Denver
Fort Worth
Orange County
Dallas
New York MSA
U.S. Avg
Miami
Wash. D.C.
Baltimore
Chicago
Oakland
Boston
Portland
Atlanta

Job Growth: Favors Essex Markets
▪ Job growth in many Essex markets outpaces U.S. average
 ▪ LA job growth improving and expected to be 1% in 2012
Investment Strategy
% Job Growth: April 2012 (Year-Over-Year)
Source: BLS

Population Growth
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
California
US

ESSEX

▪ California population growth has outperformed the U.S. average for the last 3 years
California Population Growing Faster than U.S.
Average
Investment Strategy
CA outperforms
Source: U.S. Census Bureau

Forecasted Single Family Permits versus Historical Permits as a % of Stock
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Annual % of Stock
Houston
Austin
Dallas/Ft Worth
Atlanta
Phoenix
Inland Empire
Denver
Minneapolis
Seattle
Wash. D.C.
Portland
Las Vegas
Baltimore
Miami
Orange County
Oakland
Ventura
San Jose
San Diego
Philly
New York MSA
Nassau-Suffolk
Chicago
San Francisco
Los Angeles
Boston
Other Markets Estimated % of stock for '12-'14
Actual % of stock for '05-'08

ESSEX

▪ Coastal rental markets will have less competition from for-sale as compared to
 2003-2007, due to more restrictive lending standards and higher housing costs
▪ Through varying economic cycles, supply remains low - well below 1% of stock in
 ESS’s markets
Supply: For-Sale Supply Risk Low
Investment Strategy
Essex Markets Est. % of stock for ‘12-’14
Source: Economy.com and U.S. Census

Median Single Family Home Price as of Q1 2012
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
San Francisco
San Jose
Oakland
Orange County
Nassau-Suffolk
New York PMSA
San Diego
Ventura
Wash. D.C. PMSA
Boston
Seattle
Los Angeles
Denver
Baltimore
Portland
Philadelphia
Austin
Miami/Ft. Lauderdale
Inland Empire
Sacramento
Chicago
Houston
Dallas-Ft. Worth
Minneapolis
Phoenix
Orlando
Las Vegas
Atlanta

Source: National Association of Realtors, Dataquick, Essex
▪ Despite the fall in home prices since 2008, prices remain high in Essex markets
Single-Family Prices Restrict Homeownership
Investment Strategy
Essex Markets
Other Markets

Homeownership Rates as of Q1 12
75%
70%
65%
60%
55%
50%
45%
40%
Philly
Orlando
Minneapolis
Wash D.C.
Baltimore
Chicago
Ventura
Boston
Phoenix
Portland
Houston
Atlanta
Miami/Ft. Laud.
Dallas/Ft. Worth
Denver
Seattle
San Jose
Inland Empire
Austin
San Diego
Las Vegas
San Francisco
New York-MSA
Los Angeles/O.C.
Essex Markets
Other Markets
National Average

ESSEX

Essex Markets are Renter Markets
Investment Strategy
▪ Low homeownership rates compared to the national average due to unaffordable single family housing results in more renters and better ability to increase rents
Source: U.S. Census

III. Market Update
Overview on Seattle, Northern CA, and Southern CA
Essex Skyline - Santa Ana, CA

Market Update

Los Angeles Market Review

Rent Growth Forecast

- Market rents remain 8% below prior peak levels
- **25% rent growth expected next 4 years**
- Annual personal income growth last two years = 4.9%

Total Residential Supply

- Total supply of stock in '12 = 0.2% growing to 0.4% by 2014
- Estimated multifamily units delivered in '12 = 1,700 growing to 5,600 units in '14

Job Activity

- Office and R&D net absorption was 0.5% over the last year
- 0.7% annual job growth as of April 2012
- Port of L.A. traffic up 15% in April 2012
- Four new subway stops approved for the Westside of L.A. allowing commuters to travel from downtown to Westwood

Los Angeles: Rents vs Incomes*
Rent-to-Median Income Ratio
35%
30%
25%
20%
15%
10%
Indexed Market Rents and Median Incomes
205
185
165
145
125
105
85
65
LT Avg 23%
25% Rent Growth
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012F
2014F
Rent-to-Income Ratio
LT Avg. Rent-to-Income Ratio
Median Income
Market Rents

*Rents and incomes indexed to 100 at 1989
Source: Essex Property Trust, BLS, Census Bureau, CB Richard Ellis, Rosen Consulting

ESSEX
PROPERTY TRUST, INC.

15

Market Update

Orange County Market Review

Rent Growth Forecast

- Market rents remain 4% below prior peak levels
- **25% rent growth expected next 4 years**
- Rent-to-Median Income Ratio has historically moved above the long-term average during expansionary periods
- Annual personal income growth last two years = 2.9%

Total Residential Supply

- Total supply of stock in ‘12 = 0.3% growing to 0.6% by 2014
- Estimated multifamily units delivered in ’12 = 1,700 growing to 2,900 units in ‘14

Job Activity

- Office net absorption was 0.9% over last year
- 1.8% annual job growth as of April 2012
- Amazon leases 110,000 sf for it’s a2z business segment
- Hyundai to build new headquarters and add 500 new employees

Orange County: Rents vs Incomes*

Rent-to-Median Income Ratio
30%
25%
20%
15%
10%
LT Avg 20%
25% Rent Growth
Indexed Market Rents and Median Incomes
185
165
145
125
105
85
65
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012F
2014F
Rent-to-Income Ratio
LT Avg. Rent-to-Income Ratio
Median Income
Market Rents

*Rents and incomes indexed to 100 at 1989
Source: Essex Property Trust, BLS, Census Bureau, CB Richard Ellis, Rosen Consulting

ESSEX PROPERTY TRUST, INC.

16

Orange County Market Review
Market Update

LA/Orange Co.*: Occupancy vs Rent Growth
96.0%
95.5%
95.0%
94.5%
94.0%
93.5%
93.0%
92.5%
92.0%
10%
5%
0%
-5%
-10%
-15%
3Q08
1Q09
3Q09
1Q10
3Q10
1Q11
3Q11
1Q12
Occupancy
Y-Y Rent Growth

Same-Property NOI Growth*
12%
8%
4%
0%
-4%
-8%
-12%
-5.4%
-7.5%
-10.0%
-7.3%
-3.7%
-2.5%
1.6%
1.2%
1.4%
3.0%
6.9%
7.6%
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

ESSEX

▪ Occupancy rates and rents in Orange County and Los Angeles have improved since Q2 2009
 ▪ Pricing power shifts to the landlord as occupancy pushes over 95%
 ▪ Essex S. CA portfolio metrics are improving
Southern CA: Recovery Progressing
Market Update
*Year-over-Year growth
Source: Axiometrics, Realfacts
* LA/Orange County Numerical Averages

Market Update

San Jose Market Review

Rent Growth Forecast

- **27% rent growth expected next 4 years**
- During expansionary periods, the Rent-to-Median Income Ratio has moved significantly above the long-term average
- **Annual personal income growth last two years = 9.5%; the highest in the nation**

Total Residential Supply

- Total supply of stock in '12 = 0.3% growing to 0.7% by 2014
- Estimated multifamily units delivered in '12 = 1,100 growing to 3,100 units in '14

Job Activity

- Office and R&D net absorption was 3.5% over the last year
- 3.3% annual job growth as of April 2012
- Silicon Valley had the highest venture capital (VC) spending in Q1 12 at $2 billion, representing 36% of total VC spending

San Jose: Rents vs Incomes*
Rent-to-Median Income Ratio
30%
25%
20%
15%
10%
Indexed Market Rents and Median Incomes
240
220
200
180
160
140
120
100
80
LT Avg 20%
27% Rent Growth
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012F
2014F
Rent-to-Income Ratio
LT Avg Rent-to-Income Ratio
Median Income
Market Rents

*Rents and incomes indexed to 100 at 1989

Source: Essex Property Trust, BLS, Census Bureau, CB Richard Ellis, Rosen Consulting

ESSEX PROPERTY TRUST, INC.

San Jose Market Review
Market Update

Market Update

Seattle Market Review

Rent Growth Forecast

- Market rents still 5% below prior peak levels
- **30% rent growth expected next 4 years**
- Annual personal income growth last two years = 5.4%

Total Residential Supply

- Total supply of stock in '12 = 0.5% growing to 0.9% by 2014
- Estimated multifamily units delivered in '12 = 1,800 growing to 4,300 units in '14

Job Activity

- Office net absorption was 2.2% over the last year
- 2.2% annual job growth as of April 2012
- Boeing expanding facilities and renews commitment to WA state
- Amazon expands by 3 million sf and adds 1,000 new employees

Seattle: Rents vs Incomes*

Rent-to-Median Income Ratio
24%
22%
20%
18%
16%
14%
12%
10%
Indexed Market Rents and Median Incomes
225
200
175
150
125
100
75
LT Avg 17%
30% Rent Growth
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012F
2014F
Rent-to-Income Ratio
LT Avg. Rent-to-Income Ratio
Median Income
Market Rents

ESSEX PROPERTY TRUST, INC.

*Rents and incomes indexed to 100 at 1989
Source: Essex Property Trust, BLS, Census Bureau, CB Richard Ellis, Rosen Consulting

Seattle Market Review
Market Update

IV. Core Competencies
How Essex Creates Value
Bella Villagio - San Jose, CA

Investing Strategy
▪ An innovative
 management team
 responsive to changing
 market dynamics with the
 ability to source and
 structure unique
 opportunities within the
 multifamily space
▪ Disciplined underwriting,
 rigorous analysis, and total
 return driven
First multifamily REIT to create a fund business (raises $250 million of equity for Fund I).
Monetizes Fund I at a +40% IRR. Creates Fund II with $265 million of equity.
Acquires $106 million of multifamily REIT unsecured bonds yielding
10.3% near the bottom of the market.
Acquires early in the recovery. First acquisition was a foreclosed condo at 55% of cost. Acquires over $1 billion of properties over the next 24 months.
Early entrant in preferred equity investment and achieves 13%
annual rate on a $12 million investment.
Establishes Wesco I joint venture partnership with $200 million of equity. Fully invested by year-end 2011.
Establishes Wesco II  for a $175 million Preferred Equity Investment in Park Merced at a 10.1% annual return for 7-years.
2001
2004
2009
2010
2011
Acquires joint venture partner’s interest in the co-investment Essex
Skyline and receives $2.3 million promote income. Issued 320,000 fewer shares of ESS common stock by initially acquiring with a partner.
2012
Core Competencies
Began developing early in the recovery. Delivers first project post recession 6 months ahead of schedule and $5 million below budget.

▪ Acquired $1.2 billion of assets since the beginning of 2010, representing a 30%
 expansion of gross asset value
 ▪ Estimated 5.5% yield in 2012, expected to grow to 6.0% in 2013
▪ Improved the Net Asset Value/sh, cash flow/sh and growth prospects of the
 Company
Active Acquirer
Core Competencies: Acquisitions
Essex Skyline at MacArthur Place
Santa Ana, CA
349 units
Purchased joint venture partner’s
interest for $85.0 million
Delano & Bon Terra
Redmond, WA
126 units
$30.1 million

6 Developments Under Construction - $574 Million
Core Competencies: Development
Expo (formerly Queen Anne)
Seattle, WA
275 units
$79.1 million est. total cost
Nov 2012 est. initial occupancy
ESS - 50% ownership
Epic (formerly Cadance)
San Jose, CA
Phase I & II- 569 units, 17,000 sq. ft. retail
Phase III - 192 units
$192 million est. total cost (Ph I & II)
May 2013 est. initial occupancy
ESS - 55% ownership
Lync (formerly West Dublin)
Dublin, CA
309 Units
$94.5 million est. total cost
June 2013 est. initial occupancy
ESS - 55% ownership

6 Developments Under Construction - $574 Million
Core Competencies: Development
Santa Monica at La Brea
West Hollywood, CA
184 Units, 12,750 sq. ft. retail
$75.4 million est. total cost
July 2014 est. initial occupancy
ESS - 50% ownership
Fountain at La Brea
West Hollywood, CA
187 Units, 18,200 sq. ft. retail
$75.0 million est. total cost
February 2014 est. initial occupancy
ESS - 50% ownership

Emeryville
Emeryville, CA
190 Units
$58.0 million est. total cost

Redevelopment and Selective Repositioning
Core Competencies: Value-Add Redevelopment
▪ Capitalize on the strategy of owning Class B quality assets in A locations, which provides a greater potential to unlock value and improve portfolio growth
▪ Focus on rent justified improvements to maximize NOI and value
Before
After
The Bluffs II
San Diego, CA
224 units
$9.7 million renovation cost
$43,300 cost per unit
9-10% estimated return

Diversified Sources of Equity
Core Competencies: Fund & Joint Ventures
▪ Co-investment platform facilities growth via private capital
▪ 19% of total portfolio falls under co-investments
▪ Attractive risk adjusted returns via promoted interest
Fund II
• 14 properties with dispositions in 2012-2014
• $600 million of assets at book value
Programmatic JVs
• Wesco I - $425 million of assets at book value
• Wesco II - $175 million preferred equity
 investment - at book value
• CPPIB - two developments (878 units)
Developments with JV Partners
• Expo (formerly Queen Anne) (275 units)
• Fountain at La Brea (187 units)
• Santa Monica at La Brea (184 units)

V. Financial Information
Key Financials and 2012 Guidance
Reveal  - Woodland Hills, CA

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Equity, 69%
Credit
Facility, 2%
Preferred
Stock, 1%
Secured
Debt, 20%
Capital Stack

ESSEX

Conservatively Proportioned & Flexible Balance Sheet
Financial Information
▪ Leverage: 30% on a debt to total market capitalization basis (one of the lowest of the multifamily peer group)
▪ Debt: Debt to adjusted EBITDA is expected to be approximately 7.0X by year-end 2012
▪ Liquidity: Nearly $475 million in available liquidity from cash on hand, marketable securities, and unused balance on our line of credit
▪ NOI: Unencumbered NOI expected to be approximately 50% by June 30, 2012 versus 35% at year end 2010
▪ Debt Maturity: Limited near term with less than 15% of debt coming due over the next 3 years
▪ Investment Grade Ratings:
 ▪ S&P: BBB - Stable
 ▪ Moody’s: Baa2 - Stable
 ▪ Fitch: BBB - Positive
Unsecured Debt, 8%
Source: Company filings as of 3/31/12; proforma for $200 million unsecured private placement notes in process and $140 million repayment of secured mortgages in 2Q 12.

2012 Guidance Assumptions
Financial Information
FFO Per Share Guidance
 $6.52-$6.77 , represents 14-18% growth
Same Property Revenue Growth (Midpoint)
 6.0%
Same Property NOI Growth of the Consolidated portfolio (Midpoint) *
 8.0%
2012 Market Expectations
Job Growth
Rent Growth
Occupancy
 Southern California
1.1%
5.7%
95.5%
 Northern California
1.9%
8.6%
96.8%
 Seattle Metro
2.0%
9.0%
95.5%
Weighted Average
1.4%
7.3%
96.0%
US Economic Assumptions
 GDP Growth of 2.6%
 Job Growth of 1.3%
Target Acquisitions
 $300 million - $500 million
* Excludes joint ventures which have greater exposure to Seattle and Northern California

Key Strengths
Conclusion
▪ Proven management team with
 superior performance track record
▪ Innovative and diverse investment
 strategies within the multifamily
 sector
▪ Proven core underwriting and
 operating competencies
 generating durable long term
 results
416 on Broadway - Glendale, CA
Santee Court - Los Angeles, CA

Safe Harbor Disclosure
Certain statements in this presentation, which are not historical facts, may be considered forward-looking statements within the meaning of the federal securities laws. The forward looking statements, some of which can be identified by terms and phrases such as “forecast”, “estimate”, “expect”, “anticipate”,
“should”, “could”, “may”, and similar expressions, reflect the current views of Essex Property Trust, Inc.
(“Essex” or the “Company”) and its affiliates with respect to future events and are subject to risks and uncertainties. Such forward-looking statements involve the risk that actual results could be materially different from those described in such forward-looking statements. Factors that could cause actual results to be materially different are discussed under the caption “Risk Factors” in Item 1A of the Company’s
Report on Form 10-K for the year ended December 31, 2011. All forward-looking statements and reasons why results may differ included in this presentation are made of the date hereof, and we assume no obligation to update any such forward-looking statements or reasons why actual results may differ.

For additional information, please contact the Company’s
Investor Relations department at (650) 849-1600.
Fourth & U - Berkeley, CA
416 on Broadway - Glendale, CA
Joule - Seattle, WA
Via - Sunnyvale, CA
Axis 2300 - Irvine, CA
Arbors at Park Rose - Oxnard, CA